Exhibit (8)(e)(4):   Amendment No. 3 to the Participation Agreement among
                     Pioneer Variable Contracts Trust, Pioneer Funds
                     Distributor, Inc. and United of Omaha Life Insurance
                     Company.


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                                 AMENDMENT NO. 3

This is Amendment Number 3 (Amendment) to the Participation Agreement (Agreement) dated May 1, 1997, among the Pioneer Variable Contracts Trust (the
Fund), Pioneer Funds Distributor, Inc. (the Distributor) and United of Omaha Life Insurance Company (the Company). This Amendment is effective November 22, 2002.

The Fund, the Distributor and the Company hereby agree to replace Schedule A of the Agreement, which was most recently amended effective January 3, 2000 by inserting the following in its entirety. All other provisions of the Agreement remain in full force and effect.

Schedule A
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                                    Contracts Funded
Name of Separate Account and Date     by Separate
Established  by Board of Directors      Account         Designated Portfolios
--------------------------------------------------------------------------------
                                                      Pioneer Equity-Income VCT
United of Omaha Life Insurance        6500L-0898           Pioneer Fund VCT
Company Separate Account C            6090L-0595      Pioneer Growth Shares VCT
(12-1-93)                             6880L-1101      Pioneer Mid-Cap Value VCT
(Variable Annuities)                  6980L-1002         Pioneer Real Estate
                                                              Growth VCT
                                                          Pioneer Small Cap
                                                              Value VCT
--------------------------------------------------------------------------------
                                                      Pioneer Equity-Income VCT
United of Omaha Life Insurance        6347L-0697          Pioneer Fund VCT
Company Separate Account B            6387L-1197      Pioneer Growth Shares VCT
(8-27-96)                                             Pioneer Mid-Cap Value VCT
(Variable Life)                                          Pioneer Real Estate
                                                             Growth VCT
                                                          Pioneer Small Cap
                                                              Value VCT
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Signed by the parties:

                                        United of Omaha Life Insurance Company
                                        By its authorized officer,


                                        By:     /s/ Richard A. Witt
                                           -------------------------------------
                                        Title:  Executive Vice President
                                              ----------------------------------
                                        Date:
                                             -----------------------------------


                                        Pioneer Variable Contracts Trust
                                        By its authorized officer,


                                        By:     /s/ Joseph P. Barri
                                           -------------------------------------
                                        Title:  Secretary
                                              ----------------------------------
                                        Date:
                                             -----------------------------------


                                        Pioneer Funds Distributor, Inc.
                                        By its authorized officer,


                                        By:     /s/ William O. O'Grady
                                           -------------------------------------
                                        Title:  Executive Vice President
                                                Distribution
                                              ----------------------------------
                                        Date:   12/8/03
                                             -----------------------------------